UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 25, 2000

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
            Mortgage Pass-Through Certificates, Series 2000-LB1 Trust
             (Exact name of registrant as specified in its charter)




New York (governing law of           333-84249-04    52-2224703
Pooling and Servicing Agreement)     (Commission     52-2224707
(State or other                      File Number)    52-2224709
jurisdiction                                         IRS EIN
of Incorporation)






        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, Maryland                                  21044
        (Address of principal executive offices)          (Zip Code)





       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 2000 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., Mortgage Pass-Through Certificates, Series 2000-LB1 Trust.





  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description


             EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-LB1 Trust, relating to the August 25, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             Mortgage Pass-Through Certificates, Series 2000-LB1 Trust

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 9/6/00





                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-LB1 Trust, relating to the August 25, 2000 distribution.